                                                                   Exhibit 10.43

     THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE FOREGOING LAWS.

     SUBJECT TO THE PROVISIONS OF SECTION 10 HEREOF, THIS WARRANT SHALL BE VOID AFTER 5:00 P.M. EASTERN TIME ON JANUARY 31, 2008 (the "EXPIRATION DATE").

No. ___________


                              ANTARES PHARMA, INC.

                      WARRANT TO PURCHASE         SHARES OF
                     COMMON STOCK, $.01 PAR VALUE PER SHARE

     For VALUE RECEIVED, ________________ ("Warrantholder"), is entitled to purchase, subject to the provisions of this Warrant, from Antares Pharma, Inc., a Minnesota corporation ("Company"), at any time not later than 5:00 P.M., Eastern time, on the Expiration Date, at an exercise price per share equal to $0.55 (the exercise price in effect being herein called the "Warrant Price"), ___________________________________shares ("Warrant Shares") of the Company's common stock, par value $.01 per share ("Common Stock"). The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.

     Section 1. Registration. The Company shall maintain books for the transfer and registration of the Warrant. Upon the initial issuance of the Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.

     Section 2. Transfers. As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended ("Securities Act"), or an exemption from such registration. Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer and such other documents, including, but not limited to, the opinion of counsel to the Warrantholder, as may be reasonably required by the Company to establish that such transfer is being made in accordance with the terms hereof, the Securities Act and applicable state blue sky laws, and a new Warrant shall be issued to the transferee (which transferee and any subsequent transferee thereof shall, for purposes of this Warrant, also be referred to as the Warrantholder) and the surrendered Warrant shall be canceled by the Company.

     Section 3. Exercise of Warrant. (a) Subject to the provisions hereof, the Warrantholder may exercise this Warrant in whole or in part at any time upon surrender of this Warrant, together with delivery of the duly executed Warrant exercise form attached hereto as Appendix A (the "Exercise Agreement") and payment by cash, certified check or wire transfer of funds for the Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Warrantholder); provided, however, in no event shall the Warrantholder be entitled to exercise any portion of this Warrant in excess of that portion of this Warrant upon exercise of which the sum of (1) the number of shares of Common Stock beneficially owned by the Warrantholder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of the Warrant or the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion analogous to the limitations contained herein) and
(2) the number of shares of Common Stock issuable upon the exercise of the portion of this Warrant with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Warrantholder and its affiliates of more than 9.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso. The Warrantholder may waive the limitations set forth herein by sixty-one (61) days written notice to the Company. The Warrant Shares so purchased shall be deemed to be issued to the Warrantholder or such Warrantholder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or evidence of loss, theft or destruction thereof and security or indemnity reasonably satisfactory to the Company), the Warrant Price shall have been paid and the completed Exercise Agreement shall have been delivered. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement (provided that in no event shall the number of Warrant Shares purchased exceed the number of Warrant Shares then purchasable upon exercise of this Warrant) shall be delivered to the Warrantholder within a reasonable time, not exceeding five (5) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such reasonable denominations as may be requested by the Warrantholder and shall be registered in the name of such Warrantholder or such other name as shall be designated by such Warrantholder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Warrantholder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised. As used herein, "business day" means a day, other than a Saturday or Sunday, on which banks in New York, New York are open for the general transaction of business.

         (b) Unless permitted by the applicable rules and regulations of the principal securities market on which the Common Stock is then listed or traded, in no event shall the Company issue upon exercise or conversion of or otherwise pursuant to (i) this Warrant, (ii) the Company's 8% Secured Convertible Debentures, and (iii) the Warrants (all issued pursuant to those two separate Debenture and Warrant Purchase Agreements, each dated of even date herewith, by and among the Company, the Holder, and the holders of the above described Debentures and Warrants (the "Purchase Agreements")) more than the maximum number of shares of Common Stock that the Company can issue pursuant to any rule of the principal United States securities market on which the Common Stock is then traded (the "Maximum Share Amount"), which, as of the date hereof shall be 2,356,342 shares (19.99% of the total shares outstanding on the date hereof), subject to equitable adjustment from time to time for stock splits, stock dividends, combinations, capital reorganizations and similar events relating to the Common Stock occurring after the date hereof. With respect to each Warrantholder, the Maximum Share Amount shall refer to such Warrantholder's pro rata share thereof determined in accordance with the provisions hereof. The Company will use its best efforts to seek and obtain Shareholder Approval (or obtain such other relief as will allow conversions hereunder in excess of the Maximum Share Amount) as soon as possible (but in any event within ninety (90) days from the date of issuance of this Warrant). As used herein, "Shareholder Approval" means approval by the shareholders of the Company to authorize the issuance of the full number of shares of Common Stock which would be issuable upon full exercise or conversion of the then outstanding Warrants and Debentures issued pursuant to the Purchase Agreements but for the Maximum Share Amount.

            (c) The Maximum Share Amount shall be allocated pro rata among all of the holders of the Debentures and the Warrants issued pursuant to the Purchase Agreements (such holders collectively referred to as the "Security Holders," and such Debentures and Warrants collectively referred to as the "Convertible Debt Securities") based on the total number of shares of Common Stock issuable upon conversion of and exercise of the Convertible Debt Securities (the "Underlying Shares"). Each increase to the Maximum Share Amount shall be allocated pro rata among the Security Holders based on the total number of Underlying Shares issauble to such Security Holders at the time of the increase in the Maximum Share Amount. In the event a Security Holder shall sell or otherwise transfer any of its Convertible Debt Securities, each transferee shall be allocated a pro rata portion of such transferor's Maximum Share Amount. Any portion of the Maximum Share Amount which remains allocated to any person or entity which does not hold any Convertible Debt Securities shall be allocated to the remaining Security Holders, pro rata based on the Underlying Shares then issuable to such person or entity.

     Section 4. Redemption of Warrants.

            (a) At any time following the effective date of the registration statement filed by the Company to register the Warrant Shares and provided that the closing bid prices of the Company's Common Stock is greater than $3.50 for thirty consecutive trading days, and the volume during such thirty-day trading period is at least 1,200,000, then, on the first business day immediately following such thirtieth day, the Company shall have the option to redeem this Warrant for an aggregate price equal to the then effective Warrant Price times the number of shares of Common Stock for which this Warrant is then exercisable, subject to the terms and conditions set forth below.

            (b) The Company shall give notice of redemption to the Warrantholder by registered or certified mail, to the address of the Warrantholder as set forth on the Company's records. The notice shall set forth (i) the date and place of redemption, and
(ii) the redemption price. In the event that a notice of redemption is given under this Section 4, the Company shall be obligated to redeem this Warrant on the date and in the amount set forth in the notice. The redemption date shall be that date which is thirty days (or the next business day, if the thirtieth day is not a business day) following the notice of redemption; provided that (i) the registration statement filed by the Company pursuant to the Registration Rights Agreement, dated January 31, 2003 (the "Registration Rights Agreement"), between the Company and the Warrantholder, as may be amended and supplemented, will be effective through the redemption date and (ii) the Warrantholder shall be free to exercise this Warrant prior to the redemption date. Subsequent to the redemption date, this Warrant, to the extent it has not been exercised, shall have no further force and effect and shall be null and void; provided that the redemption price has been paid as set forth in Section 4(c) hereof. If the Company fails to pay the redemption price, the Warrant shall continue to be in effect in accordance with its terms.

            (c) On or after the date fixed for redemption, the Warrantholder shall surrender this Warrant to the Company at the place designated in the redemption notice and shall thereupon be entitled to receive payment from the Company for the Warrant.

     Section 5. Compliance with the Securities Act. The Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

     Section 6. Payment of Taxes. The Company will pay any documentary stamp taxes attributable to the initial issuance of the Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the Warrantholder of this Warrant in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's reasonable satisfaction that such tax has been paid. The Warrantholder shall be responsible for income and gift taxes due under federal, state or other law, if any such tax is due.

     Section 7. Mutilated or Missing Warrants. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto.

     Section 8. Reservation of Common Stock. The Company hereby represents and warrants that there have been reserved, and the Company shall at all applicable times keep reserved until issued out of the authorized and unissued Common Stock, sufficient shares to provide for the exercise of the rights of purchase represented by the Warrant. The Company agrees that all Warrant Shares issued upon exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares upon the due exercise of this Warrant, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company.

     Section 9. Adjustments. Subject and pursuant to the provisions of this
Section 9, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

            (a) If the Company shall at any time or from time to time while the Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then the number of Warrant Shares purchasable upon exercise of the Warrant and the Warrant Price in effect immediately prior to the date upon which such change shall become effective shall be proportionately adjusted by the Company so that the Warrantholder thereafter exercising this Warrant shall be entitled to receive the number of shares of Common Stock or other capital stock which the Warrantholder would have received if the Warrant had been exercised immediately prior to such event upon payment of a Warrant Price that has been proportionally adjusted to reflect such event.

            (b) If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company's assets to another corporation shall be effected, then the Company shall use its best efforts to ensure that lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or properties thereafter deliverable upon the exercise thereof. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets shall assume the obligation to deliver to the holder of the Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase, and the other obligations under this Warrant. The provisions of this paragraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

            (c) In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 9(a)), or subscription rights or warrants, the Warrant Price to be in effect after such payment date shall be determined by multiplying the Warrant Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price per share of Common Stock (as defined below), less the fair market value (as determined by the Company's Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock. "Market Price" as of a particular date (the "Valuation Date") shall mean the following: (a) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last trading day prior to the Valuation Date; (b) if the Common Stock is then quoted on Nasdaq, the closing sale price of one share of Common Stock on Nasdaq on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low asked price quoted on Nasdaq on the last trading day prior to the Valuation Date; or (c) if the Common Stock is not then listed on a national stock exchange or quoted on Nasdaq, the Fair Market Value of one share of Common Stock as of the Valuation Date, shall be determined in good faith by the Board of Directors of the Company.

            (d) For the term of this Warrant, in addition to the provisions contained above, the Warrant Price shall be subject to adjustment as provided below. An adjustment to the Warrant Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

            (e) In the event that, as a result of an adjustment made pursuant to this Section 8, the Warrantholder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

            (f) Except as provided in subsection (g) hereof, if and whenever the Company shall issue or sell, or is, in accordance with any of subsections (f)(l) through (f)(6) hereof, deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Warrant Price in effect immediately prior to the time of such issue or sale, then and in each such case (a "Trigger Issuance") the then-existing Warrant Price shall be reduced, as of the close of business on the effective date of the Trigger Issuance, to the lowest price per share at which any share of Common Stock was issued or sold or deemed to be issued or sold in the Trigger Issuance.

            For purposes of this subsection (f), "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company or deemed to be issued pursuant to this subsection (f), other than those excluded issuances set forth in subsection (g) hereof).

            For purposes of this subsection (f), the following subsections
(f)(l) to (f)(5) shall also be applicable (subject, in each such case, to the provisions of subsection (g) hereof and to each other subsection contained in this subsection (f)):

                (f)(1) Issuance of Convertible Securities; Issuance of Rights or
            Options. In case at any time after the date hereof the Company shall in any manner grant, issue or sell any stock or security convertible into or exchangeable for Common Stock ("Convertible Securities") or any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any Convertible Securities (such warrants, rights or options being called "Options"), whether or not the right to convert, exchange or exercise any such Convertible Securities or such Options are immediately exercisable, and the price per share for which Common Stock is issuable upon the conversion or exchange of such Convertible Securities or upon the exercise of such Options (determined by dividing (i) the sum of (x) the total amount, if any, received or receivable by the Company as consideration for the issue or sale of such Convertible Securities or the granting of such Options, plus (y) the aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange of all such Convertible Securities or the exercise of all such Options, plus (z), in the case of such Options to purchase Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the conversion or exchange of such Convertible Securities, by (ii) the maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities, or upon the exercise of such Options, or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Warrant Price in effect immediately prior to the time of the issue or sale of such Convertible Securities or the granting of such Options, then the total number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities, or the exercise of such Options, or upon the conversion or exchange of the maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of the issuance or sale of such Convertible Securities or the granting of such Options (including Options to purchase Convertible Securities) and thereafter shall be deemed to be outstanding for purposes of adjusting the Warrant Price. Except as otherwise provided in subsection 8(f)(2), no additional adjustment of the Warrant Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities or upon exercise of such Options.

               (f)(2) Change in Option Price or Conversion Rate. Upon the
            happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subsection 8(f)(l) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsection 8(f)(l), or the rate at which Convertible Securities referred to in subsection 8(f)(l) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Warrant Price in effect at the time of such event shall forthwith be readjusted to the Warrant Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Warrant Price then in effect hereunder is thereby reduced. On the termination of any Option for which any adjustment was made pursuant to this subsection 8(f) or any right to convert or exchange Convertible Securities for which any adjustment was made pursuant to this subsection 8(f), the Warrant Price then in effect hereunder shall forthwith be changed to the Warrant Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

               (f)(3) Consideration for Stock. In case any shares of Common
            Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the gross amount received by the Company therefor, before deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, before deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company.

               (f)(4) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them
            (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be. Notwithstanding the foregoing, no anti-dilution adjustment shall be effected with respect to any transaction for which a record date is set by the Company if the transaction is abandoned by the Company prior to the time such transaction becomes effective.

                 (f)(5) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its Subsidiaries (as defined in the Purchase Agreement pursuant to which this Warrant was issued), and the disposition of any such shares (other than the cancellation or retirement thereof) shall be considered an issue or sale of Common Stock for the purpose of this subsection (f).

            (g) Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment to the Warrant Price or the number of Warrant Shares subject to this Warrant in the case of the following issuances of shares of Common Stock from and after the date of this Warrant: (i) the issuance of shares of Common Stock issuable upon conversion or exercise of the Convertible Debt Securities; (ii) issuances upon the exercise of any warrants, options or convertible securities granted, issued and outstanding on the date of issuance of this Warrant; (iii) issuances upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any existing employee benefit plan, stock option plan or restricted stock plan of the Company, so long as the issuance of such stock or options is approved by a majority of the independent members of the Board of Directors of the Company or a majority of the members of a committee of independent directors established for such purpose; (iv) issuances of securities as compensation to marketing or investor relations firms that are not Affiliates of the Company (the primary purpose of which is not to raise equity capital); or (v) issuances of securities as consideration for a merger or consolidation with, or purchase of assets from, a non-Affiliated third party or in connection with any strategic partnership or joint venture with a non-Affiliated third party with which the Company will enter into technology agreements (the primary purpose of any such action is not to raise equity capital).

     Section 10. Fractional Interest. The Company shall not be required to issue fractions of Warrant Shares upon the exercise of the Warrant. If any fractional share of Common Stock would be delivered upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising holder of this Warrant an amount in cash equal to the current Fair Market Value of such fractional share of Common Stock. As used in this Warrant, "Fair Market Value" of a share of Common Stock as of a Valuation Date shall mean the following: (a) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last trading day prior to the Valuation Date; (b) if the Common Stock is then quoted on Nasdaq, the closing sale price of one share of Common Stock on Nasdaq on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low sales price quoted on Nasdaq on the last trading day prior to the Valuation Date; or (c) if the Common Stock is not then listed on a national stock exchange or quoted on Nasdaq, the Fair Market Value of one share of Common

Stock as of the Valuation Date, shall be determined in good faith by the Board of Directors of the Company.

     Section 11. Benefits. Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

     Section 12. Notices to Warrantholder. Upon the happening of any event requiring an adjustment of the Warrant Price and/or to the number of Warrant Shares covered by this Warrant, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

     Section 13. Identity of Transfer Agent. The Transfer Agent for the Common Stock is Wells Fargo Shareowner Services. Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.

     Section 14. Notices. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by first class mail, postage prepaid , then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one day after delivery to such carrier. All notices shall be addressed as follows: (i) if to the Warrantholder, at its address as set forth in the Company's books and records and, if to the Company, at the address as follows, or at such other address as the Warrantholder or the Company may designate by ten days' advance written notice to the other:

                 If to the Company:

                 Antares Pharma, Inc.
                 707 Eagle View Boulevard
                 Suite 414
                 Exton, PA 19341
                 Attention: Roger G. Harrison
                 Fax: (610)458-0756

     Section 15. Registration Rights. The initial holder of this Warrant is entitled to the benefit of certain registration rights in respect of the Warrant Shares as provided in the Registration Rights Agreement, and any subsequent holder hereof may be entitled to such rights.

     Section 16. Successors. All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

     Section 17. Governing Law. This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to the choice of law provisions thereof.

     Section 18. No Rights as Shareholder. Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a shareholder of the Company by virtue of its ownership of this Warrant.

     Section 19. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the then current holder of this Warrant, and such change, waiver, discharge or termination shall be binding on all future holders of this Warrant.

     Section 20. Section Headings. The section headings in this Warrant are for the convenience of the Company and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

     IN WITNESS WHEREOF, Antares Pharma, Inc. has caused this Warrant to be duly executed, as of the 31st day of January, 2003.

                                        ANTARES PHARMA, INC.



                                        By: ________________________________
                                        Name: Lawrence M. Christian
                                        Title: Chief Financial Officer

                                   APPENDIX A
                              Antares Pharma, Inc.
                              WARRANT EXERCISE FORM

To: Antares Pharma, Inc.

     The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant ("Warrant") for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant, _______________ shares of Common Stock ("Warrant Shares") provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

                       ______________________________________
                       Name
                       ______________________________________
                       Address
                       ______________________________________
                       ______________________________________
                       Federal Tax ID or Social Security No.

     and delivered by

              [_]        certified mail to the above address, or
              [_]        electronically (provide DWAC Instructions:___________),
              or
              [_]        other (specify: _____________________________________).

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned's Assignee as below indicated and delivered to the address stated below.

Dated: ___________________, ____

Note:  The signature must correspond with
the name of the registered holder as written     Signature:_____________________
on the first page of the Warrant in every        _______________________________
particular, without alteration or enlargement    Name (please print)
or any change whatever, unless the Warrant
has been assigned.                               _______________________________
                                                 _______________________________
                                                 Address
                                                 _______________________________
                                                 Federal Identification or
                                                 Social Security No.

                                                Assignee:
                                                _______________________________
                                                _______________________________
                                                _______________________________